Hawaiian Electric Exhibit 10.10(d)

December 11, 2013

Hawaiian Electric Company, Inc.
P.O. Box 2750
Honolulu, Hawaii  96840

Attention:    Mr. Jeffrey C. Aicken
Director Fuel Resources

Re: Inter-Island Industrial Fuel Oil and Diesel Fuel Supply Contract Dated
November 14, 1997, as Amended by the First Amendment Dated March 29, 2004,
and the Second Amendment Dated January 31, 2012

Dear Mr. Aicken:

This letter agreement (“Agreement”) acknowledges and confirms the mutual agreement between Hawaiian Electric Company, Inc., Maui Electric Company, Ltd., and Hawaii Electric Light Company, Inc. (collectively the “Hawaiian Electric Companies”) and Hawaii Independent Energy, LLC (formerly known as Tesoro Hawaii Corporation, formerly known as BHP Petroleum Americas Refining Inc.) (“HIE”) regarding the Inter-Island Industrial Fuel Oil and Diesel Fuel Supply Contract, dated November 19, 1997, as amended by the First Amendment dated March 29, 2004, and the Second Amendment dated January 31, 2012 (collectively, the “Inter-Island Contract”). The Hawaiian Electric Companies and HIE mutually agree to waive their respective rights to serve notice of termination pursuant to Article II of the Inter-Island Contract before the end of the Original Term of the Contract (i.e., December 31, 2014), and by doing so, agree to allow the Inter-Island Contract to continue for an Additional Term such that the Contract shall continue in full force and effect through December 31, 2015.

The parties agree that this Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which shall together constitute the same instrument. This Agreement may also be executed by exchange of executed copies via facsimile or other electronic means, such as PDF, in which case, but not as a condition to the validity of the Contract, each party shall subsequently send the other party by mail the original executed copy.  A party's signature transmitted by facsimile or similar electronic means shall be considered an "original" signature for purposes of this Agreement.

If this Agreement accurately reflects the Hawaiian Electric Companies’ understanding, please so signify by having duly authorized representatives sign and date in the spaces provided below. We will execute two original documents, a copy of which will be emailed to you, and send the two originals to the Hawaiian Electric Companies at the address provided above. One of the executed original letters should afterwards be returned to HIE for our records.

Sincerely,

/s/ Eric Wright

HAWAII INDEPENDENT ENERGY, INC.
By Eric Wright
Its President

AGREED AND CONFIRMED
ON BEHALF OF HAWAIIAN ELECTRIC COMPANY, INC.

/s/ Ronald R. Cox
_________________________________
By Ronald R. Cox
Its Vice President, Power Supply

Date: December 20, 2013

/s/ Scott W. H. Seu
_________________________________
By Scott W. H. Seu
Its Vice President, Energy Resources and Operations

Date: December 20, 2013

AGREED AND CONFIRMED
ON BEHALF OF MAUI ELECTRIC COMPANY, LTD.

/s/ Sharon M. Suzuki
_________________________________
By Sharon M. Suzuki
Its President

Date: _ December 17, 2013

AGREED AND CONFIRMED
ON BEHALF OF MAUI ELECTRIC COMPANY, LTD.

/s/ Lyle J. Matsunaga
_________________________________
By Lyle J. Matsunaga
Its Assistant Treasurer

Date: _ December 17, 2013

AGREED AND CONFIRMED
ON BEHALF OF HAWAII ELECTRIC LIGHT COMPANY, INC.

/s/ Jay Ignacio
_________________________________
By Jay Ignacio
Its President

Date: December 26, 2013

/s/ Rhea Lee
_________________________________
By Rhea Lee
Its Assistant Secretary

Date: December 23, 2013